U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 6, 2009

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

           Nevada                                                20-4647578
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                         3551 W Lake Mary Blvd, Ste 209
                               Lake Mary, FL 32746
                    (Address of principal executive offices)

                             1809 East Broadway #125
                              Oviedo, Florida 32765
          (Former name or former address, if changed since last report)

        Registrant's telephone number, including Area Code: 877-700-7369
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 6, 2009, Larry O'Donnell, CPA, P.C ("Larry O'Donnell") was appointed as the independent auditor for DoMark International, Inc. (the "Company") commencing with the year ending May 31, 2008, and Kramer Wiseman and Associates, LLP ("KWA") were dismissed as the independent auditors for the Company as of October 6, 2009. Kramer Wiseman and Associates, LLP ("KWA") were previously appointed as the independent auditor for DoMark International, Inc. (the "Company") on September 8, 2008. The decision to change auditors was approved by the Board of Directors on October 6, 2009.

The report of KWA on the financial statements for May 31, 2008 as published on September 15, 2008 did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with KWA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KWA, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's two most recent fiscal years and subsequent interim periods where KWA was the auditor, prior to October 6, 2009, in the annual report May 31, 2008, and including the interim quarters of August 31, 2008, November 30, 2008 and February 28, 2009, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company. During the Company's two most fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with KWA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KWA, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's two most recent fiscal years and subsequent interim periods where KWA was the auditor, prior to October 6, 2009, in the annual report May 31, 2008, and including the interim quarters of August 31, 2008, November 30, 2008 and February 28, 2009, the Company did not consult with Larry O'Donnell with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements,
(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-B), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

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
During the Company's two most recent fiscal years and subsequent interim periods where KWA was the auditor, prior to October 6, 2009, in the annual report May 31, 2008, and including the interim quarters of August 31, 2008, November 30, 2008 and February 28, 2009, there were no consultations with Larry O'Donnell prior to October 6, 2009, , the date upon which Larry O'Donnell was engaged, except for matters related to the audit for May 31, 2008 and May 31, 2009,

The Company has furnished a copy of this Report to KWA and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from KWA will be submitted as
Exhibit 16.1 in an amended Form 8-K/A upon receipt.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DoMark International, Inc.


Date: October 16, 2009                 By: /s/ Scott Sieck
                                           -------------------------------------
                                           Scott Sieck
                                           Chief Executive Officer


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